Rule 497(e)

File Nos. 033-32199

811-05961

VARIFUND VARIABLE ANNUITY ACCOUNT

A Single Premium Variable Deferred Annuity

Issued by First Great-West Life & Annuity Insurance Company

In Connection with its Variable Annuity-2 Series Account

Supplement dated September 24, 2012 to the Prospectus dated May 1, 2003 and

Statement of Additional Information dated November 3, 2003

This Supplement amends certain information contained in the Prospectus dated May 1, 2003 and Statement of Additional Information dated November 3, 2003.

Effective on or about September 24, 2012, First Great-West Life & Annuity Insurance Company (FGWL&A) will be renamed Great-West Life & Annuity Insurance Company of New York (GWL&A NY). Therefore, all references to FGWL&A in the Prospectus dated May 1, 2003 and Statement of Additional Information dated November 3, 2003 are hereby deleted and replaced with GWL&A NY.

Aside from the changes detailed above, the terms of your contract are not affected in any manner, and no other changes are being made to your contract. These contracts are no longer being sold.

This Supplement must be accompanied by, or read in conjunction with, the Prospectus dated May 1, 2003 and Statement of Additional Information dated November 3, 2003.

Please read this Supplement carefully and retain it for future reference.